Exhibit 10.11

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of February 26, 2021, by and between EASTMAN KODAK COMPANY a New Jersey corporation (the “Company”) Kennedy Lewis Capital Partners Master Fund LP, a Delaware limited partnership (“Fund I”), and Kennedy Lewis Capital Partners Master Fund II LP (“Fund II, and together with Fund I, each a “Buyer” and collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the Company and the Buyers have entered into a Stock and Notes Purchase Agreement, dated as of February 26, 2021 (the “Purchase Agreement”), pursuant to which, among other things, each Buyer has agreed to purchase the Purchased Shares and the Purchased Notes (as defined in the Purchase Agreement) from the Company;

WHEREAS, as a condition to each of the parties’ obligations under the Purchase Agreement, the Company and the Buyers are entering into this Agreement for the purpose of granting certain registration and other rights to the Buyers; and

NOW THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, the parties agree as follows:

ARTICLE 1. DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the United States Securities and Exchange Commission.

“Filing Date” means the date on which the Registration Statement is initially filed.

“Indemnified Party” shall have the meaning set forth in Section 5.3.

“Indemnifying Party” shall have the meaning set forth in Section 5.3.

“Losses” shall have the meaning set forth in Section 5.1.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitations.

“Registrable Securities” means the Purchased Shares and the Conversion Shares (and any Common Stock actually issued in respect of such securities upon any stock splits, stock dividends, or similar transactions); provided, that any such securities shall cease to constitute “Registrable Securities” upon the earliest to occur of: (A) the date on which such securities are disposed of pursuant to the Registration Statement; (B) the date on which such securities become eligible for sale under Rule 144 (or any successor rule then in effect), without restriction thereunder and either (1) restrictive legends have been removed from all book entry positions or certificates representing the applicable Registrable Securities, or (2) if any Buyer reasonably determines that it is unable to deliver an opinion that it is not then an affiliate of the Company and such Buyer and its affiliates own in the aggregate a number of Registrable Securities that may at such time be disposed of in a single transaction under Rule 144, the Company has committed to remove such restrictive legends from the applicable Registrable Securities covered by a Form 144 that has been filed with the Commission pursuant to Rule 144 upon the disposition of the applicable Registrable Securities; and (C) the date on which such securities cease to be outstanding (provided, that if any Buyer or its respective affiliates hold any Purchased Notes on such date, the Conversion Shares shall be deemed outstanding for purposes of this definition).

“Registration Statement” means any registration statement contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE 2. RESALE REGISTRATION STATEMENT

2.1 Registration Statement. Within sixty (60) days after the Closing Date and subject to Section 2.2, the Company shall prepare and file with the Commission the Registration Statement, which shall be a “resale” registration statement providing for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis under Rule 415. The Registration Statement shall be on Form S-3 and shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock and Conversion Shares resulting from stock splits, stock dividends or similar transactions of and/or from the Registrable Securities and adjustments in the number of Conversion Shares into which each Purchased Note is convertible pursuant to the terms of the Purchased Notes. The Registration Statement may include only the Registrable Securities. The Registration Statement shall not contemplate an underwritten offering of the Registrable Securities. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act and to keep the Registration Statement continuously effective under the Securities Act until the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities then held by the Buyers may be sold without restriction pursuant to Rule 144, as determined by counsel satisfactory to the Company in a written opinion addressed to the Company and its transfer agent.

2.2 Blackout Period. The Company may postpone the filing or effectiveness of any Registration Statement (or amendment or supplement thereto) or suspend the use or effectiveness of any Registration Statement (and in each case suspend any other related action otherwise contemplated hereunder) for a reasonable “blackout period” if the board of directors of the Company determines in good faith that such registration or the sale by the Buyers of Registrable Securities under such Registration Statement at such time (i) would adversely affect a pending or proposed significant corporate event, proposed financing or negotiations, proposed offering of Common Stock by the Company on its behalf or pursuant to the Registration Rights Agreement dated September 3, 2013 between the Company and stockholders specified in such agreement, the Registration Rights Agreement dated November 15, 2016 between the Company and stockholders specified in such agreement, or the Registration Rights Agreement dated February 26, 2021 between the Company and stockholders specified in such agreement, or discussions or pending proposals with respect thereto or (ii) would require the disclosure of material non-public information the disclosure of which at such time would, in the good faith judgment of the board of directors of the Company, be materially adverse to the interests of the Company; provided that the filing or effectiveness of a Registration Statement (or amendment or supplement thereto) by the Company may not be postponed and the use or effectiveness of any Registration Statement may not be suspended (A) in the case of clause (i) above, for more than ten (10) days after the abandonment or consummation of any of the pending or proposed significant corporate event, proposed financing or the negotiations, discussions or pending proposals with respect thereto; (B) in the case of clause (ii) above, until the earlier to occur of the filing by the Company of its next succeeding Form 10-K or Form 10-Q or the date upon which such information is otherwise publicly disclosed by the Company; or (C) in any event, in the case of either clause (i) or (ii) above, for more than 90 days after the date of the determination of the board of directors of the Company; provided further that the Company may not postpone the filing or effectiveness of a Registration Statement (or amendment or supplement thereto) or suspend the use or effectiveness of any

Registration Statement for more than an aggregate of 90 days in any 365-day period. In addition to the foregoing, the Company shall have the right to suspend the Buyers’ ability to use a Prospectus in connection with sales off of a Registration Statement during each of its regular quarterly blackout periods applicable to directors and senior officers under the Company’s policies in existence from time to time.

ARTICLE 3. FACILITATING REGISTRATIONS AND OFFERINGS

3.1 Registration Statements. In connection with any Registration Statement, the Company will:

(a) (i) prepare and file with the Commission the Registration Statement covering the applicable Registrable Securities pursuant to Section 2.1 of this Agreement, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the Commission such Prospectuses as may be required, all in consultation with the Buyers (or their respective representatives) and as reasonably necessary in order to permit the offer and sale of such Registrable Securities in accordance with the applicable plan of distribution;

(b) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to any Registration Statement, any amendment or supplement to a Prospectus or any issuer free writing prospectus covering Registrable Securities, provide copies of such documents to the Buyers (or their respective representatives) and to its counsel, fairly consider such reasonable changes in any such documents prior to the filing thereof as the counsel to each Buyer may request, and make such of the representatives of the Company as shall be reasonably requested by each Buyer available for discussion of such documents;

(c) use its commercially reasonable efforts to cause any Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement and during the distribution of the registered Registrable Securities (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Buyer promptly, and, if requested by each Buyer, confirm such advice in writing, (i) when any Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective if such Registration Statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of the issuance by the Commission or any U.S. state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of any Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period any Registration Statement is effective as a result of which such

Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that each Buyer, upon receiving written notice of an event described in clauses (ii) to (iv) of this Section 3.1(d), shall discontinue (and direct any other person making offers and sales of Registrable Securities on its behalf to discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan in effect prior to such event and that complies with Rule 10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed and is furnished with an amended or supplemented Prospectus;

(e) furnish counsel for each Buyer with copies of any written correspondence with the Commission or any state securities authority relating to the Registration Statement or Prospectus;

(f) use its commercially reasonable efforts to cause all Registrable Securities being offered and sold pursuant to this Agreement to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange on which the Common Stock and the Conversion Shares into which the Purchased Notes are convertible are then so qualified or listed if so requested by each Buyer;

(g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force); and

(h) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

3.2 Information from the Buyers. The Buyers shall furnish to the Company such information regarding itself as is required to be included in any Registration Statement, the ownership of Registrable Securities by each Buyer and the proposed distribution by the Buyers of such Registrable Securities as the Company may from time to time reasonably request in writing. The Buyers participating in a registered offering hereunder shall do so on the terms and conditions applicable to such offering and the applicable plan of distribution; provided that the Buyers shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding the Buyers and each Buyer’s Registrable Securities. Notwithstanding any other provision of this Agreement, the Company shall not be required to file any Registration Statement or include Registrable Securities therein unless it has received from each Buyer, within a reasonable period of time prior to the anticipated filing date of such Registration Statement, all requested information required to be included in the Registration Statement.

ARTICLE 4. REGISTRATION EXPENSES

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Article 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, and to the extent applicable (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange or market on which Registrable Securities are required hereunder to be listed, if any, (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority and (C) in compliance with state securities or “blue sky” laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Company), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company elects to purchase such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants and (vi) the reasonable and documented fees and expenses of one counsel to each Buyer; provided, however, that, in the case of this clause (vi), such fees and expenses shall not exceed $15,000. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange if required hereunder. The Company shall not be responsible for any brokers’ and dealers’ discounts and commissions, transfer taxes or other similar fees incurred by each Buyer in connection with the sale of the Registrable Securities.

ARTICLE 5. INDEMNIFICATION

5.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Buyer, its officers, directors, employees and affiliates, each Person who controls each Buyer (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors and employees of each such controlling Person (collectively, the “Buyer Indemnified Parties”), to the full extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ and expert witnesses’ fees) and expenses (collectively, “Losses”) (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), to which such Buyer Indemnified Parties may become subject under the Securities Act or otherwise, arising out of or relating to any violation of securities laws or untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding each Buyer furnished in writing to the Company by each Buyer expressly for use therein. The Company shall notify each Buyer promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of each Buyer, the directors and officers of each Buyer, or controlling Person of each Buyer, and shall survive the transfer of such securities held by each Buyer.

5.2 Indemnification by Buyers. The Buyers shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers and employees of such controlling Persons (collectively, the “Company Indemnified Parties”), to the full extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), to which the Company Indemnified Parties may become subject under the Securities Act or otherwise, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by each Buyer to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, the Buyers shall be liable severally and not jointly under this Section 5.2 for only that amount as does not exceed the net proceeds to each Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement. The Buyers shall not be liable for any Losses under this Section 5.2 where the Buyers furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of, the Registration Statement or any amendments or supplements thereto which corrected or made not misleading information previously provided to the Company.

5.3 Conduct of Indemnification Proceedings.

(a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(c) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

5.4 Contribution.

(a) If a claim for indemnification under Sections 5.1 or 5.2 is due but unavailable to an Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

(b) The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall the Company be required to contribute an amount under this Section 5.4 in excess of the net proceeds received by it upon the sale of its Registrable Securities pursuant to a Registration Statement giving rise to such contribution obligation.

(c) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

(d) The indemnity and contribution agreements contained in this Article 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

5.5 Survival. The agreements contained in this Article 5 shall survive the transfer of the Registered Securities by each Buyer and sale of all of the Registrable Securities pursuant to any registration statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Buyer Indemnified Party.

ARTICLE 6. RULE 144

If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, so as to enable each Buyer to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any Buyer, the Company will deliver to such Buyer a written statement as to whether it has complied with such requirements. Notwithstanding anything in this Agreement, the Company shall not be required to register any of its equity securities under Section 12 of the Exchange Act in order to enable any Buyer to dispose of Registrable Securities under Rule 144.

ARTICLE 7. MISCELLANEOUS

7.1 Remedies. In the event of a breach by the Company or the Buyers of any of their respective obligations under this Agreement, the Company or the Buyers, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Buyers acknowledge and agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by either of them of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

7.2 No Inconsistent Agreements. The Company shall not enter into any such agreement with respect to its securities that is inconsistent with or violates the rights granted to the Buyers in this Agreement.

7.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Buyers shall have consented thereto.

7.4 Termination of Registration Rights. This Agreement to register Registrable Securities for sale under the Securities Act shall terminate on the first date on which all outstanding Registrable Securities are eligible for sale under Rule 144 and (a) restrictive legends have been removed from all book entry positions or certificates representing the applicable Registrable Securities, or (b) if any Buyer reasonably determines that it is unable to deliver an opinion that it is not then an affiliate of the Company and such Buyer and its affiliates own in the aggregate a number of Registrable Securities that may at such time be disposed of in a single transaction under Rule 144, the Company has committed to remove such restrictive legends from the applicable Registrable Securities covered by a Form 144 that has been filed with the Commission pursuant to Rule 144 upon the disposition of the applicable Registrable Securities. Notwithstanding any termination of this Agreement pursuant to this Section 7.4, the parties’ rights and obligations under Article 5 hereof shall continue in full force and effect in accordance with their respective terms.

7.5 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be delivered by a recognized courier service, fully prepaid and properly addressed upon the earlier of (i) actual receipt thereof, as shown by the records of such courier or (ii) five days after the receipt thereof by the courier from the party giving it. The addresses for such notice, demand, request, waiver or other communication shall be:

If to the Company:

Eastman Kodak Company

343 State Street

Rochester, NY 14650

Attention: General Counsel

with a copy (for informational purposes only) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Neal McKnight

Email: McKnightN@sullcrom.com

If to the Buyers:

Kennedy Lewis Capital Partners Master Fund LP

111 West 33rd Street, 19th Floor

New York, New York 10001

Attention: Anthony Pasqua

Email: anthony.pasqua@klimllc.com

with a copy (for informational purposes only) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Daniel Fisher

Email: dfisher@akingump.com

Either party may from time to time change its address for notice by giving at least five (5) days written notice of such changed address to the other party.

7.6 Successors and Assigns.

(a) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Buyer and its respective successors and permitted assigns. Neither party may assign this Agreement nor any of its rights or obligations hereunder without the prior written consent of the other party.

(b) In the event the Company engages in a merger or consolidation in which the Registrable Securities are converted into securities of another company, or if there are any changes in the Common Stock and the Common Stock into which the Conversion Shares are convertible by way of share split, stock dividend, combination or reclassification, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to the Buyers by the issuer of such securities. To the extent any new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless each Buyer otherwise agrees, use commercially reasonable efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

7.8 Governing Law; Jurisdiction;. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT, OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER ARISING UNDER OR

ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT, OR PROCEEDING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

7.9 Waiver of Jury Trial. Each of the parties to this Agreement hereby unconditionally agrees to waive, to the fullest extent permitted by applicable law, its respective rights to a jury trial of any claim or cause of action (whether based on contract, tort or otherwise) based upon, arising out of or relating to this Agreement or the transactions contemplated hereby. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto: (i) acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings, (ii) acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not in the event of any action or proceeding, seek to enforce the foregoing waiver and (iii) warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.9 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

7.10 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

7.11 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, .pdf or electronic (e.g., DocuSign) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, .pdf or electronic signature.

7.12 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.13 Section Headings. The Section headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by a person thereunto authorized as of the date first indicated above.

COMPANY:

EASTMAN KODAK COMPANY

By:	/s/ David E. Bullwinkle
Name:	David E. Bullwinkle
Title:	Chief Financial Officer and Senior Vice President

[Signature Page to Registration Rights Agreement]

BUYER:

KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

BUYER:

KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND II LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]